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                                RETAIL CLASSES OF

                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                            AIM EMERGING GROWTH FUND
                         AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND
                             AIM MID CAP GROWTH FUND
                               AIM WEINGARTEN FUND

                     (SERIES PORTFOLIOS OF AIM EQUITY FUNDS)

                       Supplement dated September 4, 2001
         to the Statement of Additional Information dated March 1, 2001 as supplemented May 4, 2001, July 6, 2001, and August 1, 2001

This supplement supercedes and replaces in their entirety the supplements dated May 4, 2001, July 6, 2001, and August 1, 2001.

For the period September 1, 2001 through November 30, 2001, A. G. Edwards will receive, for certain investments to a Monthly Accumulation Plan ("MAP"), in addition to the dealer reallowance, an additional 50 basis points on Class A Share and Class B Share purchases and an additional 25 basis points on Class C Share purchases of the Funds. The additional payments apply only to investments made by wire orders. For MAP investments of $10,000 or more, the MAP amount must be the lesser of 1% of the MAP or $1,000. For MAP investments less than $10,000, the MAP amount must be at least $100.

The following information replaces in its entirety the last bullet point appearing under the heading "REDUCTIONS IN INITIAL SALES CHARGES" - PURCHASES AT NET ASSET VALUE" on page 56 of the Statement of Additional Information:

         o "Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."

In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 57 under the section, "CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS," effective July 13, 2001, the CDSC on redemptions of Class C shares of the funds will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:

         o "a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

         o a 457 plan, even if more than one beneficiary or participant is involved."

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The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 34 of the Statement of Additional Information:

         "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Dunn (on leave of absence), Fields, Frischling (on leave of absence), Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the first paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 35 of the Statement of Additional Information:

         "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 35 of the Statement of Additional Information:

         "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis."